Exhibit 10.32
THIRD AMENDMENT TO LOAN DOCUMENTS
THIS THIRD AMENDMENT TO LOAN DOCUMENTS (the “Third Amendment”), is made and entered into as of March 10, 2023 (the “Third Amendment Effective Date”), by and among (1) Benson Hill, Inc., a Delaware corporation (the “Parent”), Benson Hill Holdings, Inc., a Delaware corporation (“BH Holdings”), BHB Holdings, LLC, a North Carolina limited liability company (“BHB Holdings”), DDB Holdings, Inc., a Delaware corporation “DDB Holdings”), Dakota Dry Bean Inc., a North Dakota corporation (“Dakota Dry Bean”), Benson Hill Ingredients, LLC, a Delaware limited liability company “BHI”), Benson Hill Seeds Holding, Inc., a Delaware corporation (“BHS Holding”), Benson Hill Seeds, Inc., a Delaware corporation (“BHS”), Benson Hill Fresh, LLC, a Delaware limited liability company (“BHF”), J&J Produce, Inc., a Florida corporation (“JJP”), J&J Southern Farms, Inc., a Florida corporation (“JSF”), and Trophy Transport, LLC, a Florida limited liability company (“Trophy Transport”) (Parent and each of BH Holdings, BHB Holdings, DDB Holdings, Dakota Dry Bean, BHI, BHS Holding, BHS, BHF, JJP, JSF, and Trophy Transport are each individually referred to as a “Borrower” and all collectively as the “Borrowers”); (2) Avenue Capital Management II, L.P., a Delaware limited partnership, as administrative agent and collateral agent (the “Agent”); and (3) Avenue Venture Opportunities Fund, L.P., a Delaware limited partnership, Avenue Venture Opportunities Fund II, L.P., a Delaware limited partnership, Avenue Sustainable Solutions Fund, L.P., a Delaware limited partnership, Avenue Global Dislocation Opportunities Fund, L.P., a Delaware limited partnership, and Avenue Global Opportunities Master Fund LP, a Delaware limited partnership (each individually referred to as a “Lender” and all collectively as the “Lenders”);
Recitals:
A.Borrowers (other than BHI), Agent, and Lenders are parties to those certain Loan Documents, dated as of December 29, 2021, including the Loan and Security Agreement, as amended by that certain Joinder and First Amendment to Loan Documents dated June 30, 2022 (the “First Amendment”) and that certain Second Amendment to Loan Documents dated November 8, 2022 (the “Second Amendment”) (collectively and as may be further amended from time to time, the “Agreement”) and the Supplement to Loan and Security Agreement (as may be further amended from time to time, the “Supplement” and together with the Agreement, the “Loan Documents”);
B.Pursuant to the terms of the Agreement, Borrowers (other than BHI) and BHF Holdings delivered to the Lenders their Promissory Notes dated as of December 29, 2021 and made payable to the Lenders in the aggregate original principal amount of One Hundred Million Dollars ($100,000,000) (each individually a “Note” and all collectively the “Notes”);
C.Pursuant to the Loan and Security Agreement, the Parent delivered to the Lenders its Stock Purchase Warrants dated December 29, 2021, each exercisable for an aggregate “Applicable Number” (as defined therein) of shares of the Parent’s Common Stock, par value $0.0001 per share (each individually a “Warrant” and all collectively the “Warrant”);
D.Pursuant to a Joinder and First Amendment to Loan Documents made and entered into as of June 30, 2022, among other things, (1) BHI was added and joined as a co-Borrower to the Agreement and other Loan Documents, and (2) the Loan Documents were amended; and

E.The parties desire to amend the Loan Documents in accordance with the terms of this Amendment.
Agreement:
NOW, THEREFORE, for and in consideration of the premises, and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
1.Definition of Terms. All capitalized terms contained herein and not otherwise defined shall be defined as provided in the Agreement, as supplemented by the Supplement.
2.Agreement and Supplement Amendments. The Agreement and Supplement hereby are amended, or amended and restated, as follows:
a.Article 11 of the Agreement is amended to add the following additional definition:
“Third Amendment Effective Date” means March 10, 2023.
b.Part I of the Supplement is amended to add or amended and restated, as the case may be, the following definitions:
“Final Payment” means a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) equal to twelve and seventy one hundredths percent (12.70%) of the original Commitment amount of One Hundred Million Dollars ($100,000,000); provided that, in the event all or any part of any Loan is outstanding when a Change of Control occurs, “Final Payment” shall mean a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) equal to sixteen and twenty one hundredths percent (16.20%) of the original Commitment amount of One Hundred Million Dollars ($100,000,000), and, provided further, the applicable Final Payment shall be increased pursuant to Section 5.10(b) and (c) of the Agreement.
“Interest-only Period” means the period commencing on the Closing Date and continuing until June 30, 2024.
“Prime Rate” is the greater of (i) rate of interest per annum from time to time published in the money rates section of The Wall Street Journal or any successor publication thereto as the “prime rate” then in effect and (ii) seven and three-quarters of one percent (7.75%).
c.Section 5.10 of the Agreement is amended and restated in its entirety to read as follows:
“5.10    RML Financial Covenant.
(a) From the Second Amendment Effective Date through March 31, 2023, maintain at all times an RML equal to or greater than four (4) months (the “RML Relief”). From April 1, 2023, through April 30, 2024 (the “RML Relief Election Period”), maintain at all times an RML equal to or greater than (i) four (4) months, or (ii) six (6) months if the RML Relief is terminated in writing by

Borrower. Thereafter, Borrower shall maintain at all times an RML equal to or greater than six (6) months.
(b) For each month during the RML Relief Election Period that (i) Parent’s Average Public Market Capitalization over the prior thirty (30) Trading Days is at least Market Cap Threshold 1, and (ii) Borrower’s unrestricted cash balance is at least One Hundred Million Dollars ($100,000,000) when measured on the last day of the prior month, the Final Payment shall increase by ten basis points (10bps) if Borrower has not yet terminated the RML Relief.
As an example, if Borrower elects to terminate the RML Relief such that the RML Relief terminates on May 31, 2023, the Final Payment would increase by twenty basis points (20bps) from twelve and seventy one hundredths percent (12.70%) to twelve and ninety one hundredths percent (12.90%) (or from sixteen and twenty one hundredths percent (16.20%) to sixteen and forty one hundredths percent (16.40%) if all or any part of any Loan is outstanding when a Change of Control occurs).
(c) For each month during the RML Relief Election Period that either (i) Parent’s Average Public Market Capitalization over the prior thirty (30) Trading Days is less than Market Cap Threshold 1, or (ii) Borrower’s unrestricted cash balance is less than One Hundred Million Dollars ($100,000,000) when measured on the last day of the prior month, the Final Payment shall increase by twenty-five basis points (25bps) if Borrower has not yet terminated the RML Relief.
As an example, if Borrower elects to terminate the RML Relief such that the RML Relief terminates on May 31, 2023, the Final Payment would increase by fifty basis points (50bps) from twelve and seventy one hundredths percent (12.70%) to twelve and ninety one hundredths percent (12.90%) (or from sixteen and twenty one hundredths percent (16.20%) to sixteen and forty one hundredths percent (16.40%) if all or any part of any Loan is outstanding when a Change of Control occurs).
Notwithstanding anything in the foregoing or anywhere else in the Loan Documents to the contrary, Borrower may rely on Cash held in the Blocked Account on or after the Third Amendment Effective Date in calculating RML regardless of whether such cash has been released to Borrower pursuant to Section 4 of the Second Amendment.”
d.Section 1(c) of Part 2 of the Supplement is amended and restated in its entirety to read as follows:
“(c)    Repayment of Growth Capital Loans. Principal of, and interest on, each Growth Capital Loan shall be payable as set forth in a Note evidencing such Growth Capital Loan (substantially in the form attached hereto as Exhibit “A”), which Note shall provide substantially as follows: principal shall be fully amortized over the Amortization Period in equal, monthly principal installments plus, in each case, unpaid interest thereon at the Designated Rate, commencing after the Interest-only Period of interest-only installments at the Designated Rate. In particular, on the Borrowing Date applicable to such Growth Capital Loan, Borrower shall pay to Agent (i) if the Borrowing Date is earlier than the Loan Commencement Date, interest only at the Designated Rate, in advance, on the outstanding principal balance of the Growth Capital Loan for the period from the Borrowing Date through the last day of the calendar month in which such

Borrowing Date occurs (it being understood that this clause (i) shall not apply in the case the Borrowing Date is on the same date as the Loan Commencement Date), and (ii) the first (1st) interest-only installment at the Designated Rate, in advance, on the outstanding principal balance of the Note evidencing such Loan for the ensuing month. Commencing on the first day of the second full month after the Borrowing Date and continuing on the first day of each month during the Interest-only Period thereafter, Borrower shall pay to Agent interest only at the Designated Rate, in advance, on the outstanding principal balance of the Loan evidenced by such Note for the ensuing month. Commencing on the first day of the first full month after the end of the Interest-only Period, and continuing on the first day of each consecutive calendar month thereafter, Borrower shall pay to Agent equal consecutive monthly principal installments in advance in an amount sufficient to fully amortize the Loan evidenced by such Note over the Amortization Period, plus interest at the Designated Rate for such month. On the Maturity Date, all principal and accrued interest then remaining unpaid and the Final Payment shall be due and payable.
Notwithstanding anything in the foregoing or the Note to the contrary, Borrower hereby acknowledges and agrees that for the first five (5) principal payments after the Interest-only Period, beginning with the principal payment on July 1, 2024, Borrower shall pay to Agent, on behalf of the Lenders, an amount equal to Eleven Million One Hundred Eleven Thousand One Hundred Eleven Dollars and Eleven Cents ($11,111,111.11) on each payment date.”
3.Future Equity and/or Convertible Note Financings.
a.    For any sale of Parent’s equity securities (including, but not limited to, (i) any offering of debt, convertible in whole or in part to Parent’s equity securities; (ii) any offering debt, with which will be issued warrants or similar rights to purchase Parent’s equity securities; (iii) an underwritten “public” offering of Parent’s registered equity securities; and (iv) any “follow-on”; “PIPE”; “ATM”; “overnight block” or similar) which occurs on or after June 1, 2023, Borrower shall cause fifty percent (50.00%) of the net proceeds of such sale to be deposited into the Blocked Account within one (1) Business Day of receipt.
b.    See Annex I attached hereto and incorporated herein by reference.
4.Blocked Account.
a.    Notwithstanding anything in Section 4(a) of the Second Amendment to the contrary, Cash held in the Blocked Account shall only be released to Borrower upon the repayment in full, in cash, of all Obligations owing to Lenders. Borrower may only prepay the Growth Capital Loans pursuant to Section 2 of Part 2 of the Supplement.
5.Indebtedness.
a.    Notwithstanding anything in the definitions of “Permitted Indebtedness”; “Permitted Investments”; or “Permitted Liens” or anywhere else in the Loan Documents to the contrary, from and after the Third Amendment Effective Date, Borrower shall not incur any new Indebtedness (whether in the form of Subordinated Debt, equipment financings or otherwise) unless and until Lenders receive repayment in full, in cash of all Obligations. Borrower may only prepay the Growth Capital Loans pursuant to Section 2 of Part 2 of the Supplement.

6.Amendment Fees.
a.As partial consideration for this Amendment, Borrower shall pay to Lenders an amendment fee equal to Two Million Dollars ($2,000,000), which has been fully earned and shall be non-refundable, the receipt of Five Hundred Thousand Dollars ($500,000) towards which Agent hereby confirms, and the balance of which shall be payable to Agent by Borrower on the Third Amendment Effective Date.
7.No Waiver. No course of dealing on the part of any Lender, nor any failure or delay in the exercise of any right by any Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. A Lender’s failure at any time to require strict performance by any Borrower of any provision of the Loan Documents shall not affect any right of any Lender thereafter to demand strict compliance and performance of the Loan Documents. Any suspension or waiver of a right under the Loan Documents must be in writing signed on behalf of each Lender by an authorized person thereof.
8.Full Force and Effect. The Loan Documents, as amended hereby, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of any Lender under the Loan Documents, as in effect prior to the date hereof.
9.Due Power and Authority. Each Borrower hereby represents that (a) such Borrower has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Documents, as amended by this Amendment; and (b) the organizational documents of such Borrower delivered to Agent on the Closing Date, and updated pursuant to subsequent deliveries by such Borrower to Agent, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect.
10.Conditions Precedent. As a condition to the effectiveness of this Amendment, Lenders shall have received, in form and substance reasonably satisfactory to Lenders, the following:
a.this Amendment, duly executed by Borrower;
b.all reasonable Lender expenses incurred through the date of this Amendment, which Borrower shall remit via wire transfer on the date of execution of this Amendment per the instructions set forth on Annex II hereto; and
c.such other documents, and completion of such other matters, as Lender may reasonably deem necessary or appropriate (and Lender’s execution and delivery to Borrower of this Amendment shall constitute confirmation that this condition has been satisfied).
11.Entire Agreement. The Loan Documents, as amended by this Amendment, (a) represent the entire agreement among the parties with respect to the subject matter hereof, and are intended to be an integration of, and (b) supersede all prior or contemporaneous agreements, conditions, or undertakings between the parties hereto with respect to the subject matter hereof, including without limitation that certain Proposal between the parties dated March 2, 2023.

12.Electronic Signatures and Delivery. Delivery of an executed counterpart of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of an original, and execution by use of an electronic signature or digital signature shall be valid for all purposes, but all of which together shall constitute one instrument.
13.Successors and Assigns. This Amendment shall apply to, inure to the benefit of, and be binding upon the parties hereto and upon their respective legal representatives, successors and permitted assigns, except as otherwise provided herein.
[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto, in duplicate originals, as of the Second Amendment Effective Date.
BORROWERS:

BENSON HILL, INC.

By:    /s/ Dean Freeman
Name:    Dean Freeman
Title:    Authorized Signatory

BENSON HILL HOLDINGS, INC.

By:    /s/ Dean Freeman
Name:    Dean Freeman
Title:    Authorized Signatory

BHB HOLDINGS, LLC

By:    Benson Hill, Inc.
Its:    Sole Member

By:    /s/ Dean Freeman
Name:    Dean Freeman
Title:    Authorized Signatory

DDB HOLDINGS, INC.

By:    /s/ Dean Freeman
Name:    Dean Freeman
Title:    Authorized Signatory

DAKOTA DRY BEAN INC.

By:    /s/ Dean Freeman
Name:    Dean Freeman
Title:    Authorized Signatory

Signature Page
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Third Amendment to Loan Documents

BENSON HILL INGREDIENTS LLC

By:    DDB Holdings, Inc.
Its:    Sole Member

By:    /s/ Dean Freeman
Name:    Dean Freeman
Title:    Authorized Signatory

BENSON HILL SEEDS HOLDING, INC.

By:    /s/ Dean Freeman
Name:    Dean Freeman
Title:    Authorized Signatory

BENSON HILL SEEDS, INC.

By:    /s/ Dean Freeman
Name:    Dean Freeman
Title:    Authorized Signatory

BENSON HILL FRESH, LLC

By:    Benson Hill Holdings, Inc.
Its:    Sole Member

By:    /s/ Dean Freeman
Name:    Dean Freeman
Title:    Authorized Signatory

J&J PRODUCE, INC.

By:    /s/ Dean Freeman
Name:    Dean Freeman
Title:    Authorized Signatory

J&J SOUTHERN FARMS, INC.

By:    /s/ Dean Freeman
Name:    Dean Freeman
Title:    Authorized Signatory

Signature Page
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Third Amendment to Loan Documents

TROPHY TRANSPORT, LLC

By:    J&J Produce, Inc.
Its:    Sole Member

By:    /s/ Dean Freeman
Name:    Dean Freeman
Title:    Authorized Signatory

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Third Amendment to Loan Documents

AGENT:

AVENUE CAPITAL MANAGEMENT II, L.P.

By:    Avenue Capital Management II GenPar, LLC
Its:    General Partner

By:    /s/ Sonia Gardner
Name:    Sonia Gardner
Title:    Member

LENDERS:

AVENUE VENTURE OPPORTUNITIES FUND, L.P.

By:    Avenue Venture Opportunities Partners, LLC
Its:    General Partner

By:    /s/ Sonia Gardner
Name:    Sonia Gardner
Title:    Authorized Signatory

AVENUE VENTURE OPPORTUNITIES FUND II, L.P.

By:    Avenue Venture Opportunities Partners II, LLC
Its:    General Partner

By:    /s/ Sonia Gardner
Name:    Sonia Gardner
Title:    Authorized Signatory

AVENUE SUSTAINABLE SOLUTIONS FUND, L.P.

By:    Avenue Sustainable Solutions Partners, LLC
Its:    General Partner

By:    GL Sustainable Solutions Partners, LLC
Its:    Managing Member

By:    /s/ Sonia Gardner
Name:    Sonia Gardner
Title:    Member

Signature Page
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Third Amendment to Loan Documents

AVENUE GLOBAL DISLOCATION OPPORTUNITIES FUND, L.P.

By:    Avenue Global Dislocation Opportunities GenPar, LLC
Its:    General Partner

By:    GL Global Dislocation Opportunities Partners, LLC
Its:    Managing Member

By:    /s/ Sonia Gardner
Name:    Sonia Gardner
Title:    Member

AVENUE GLOBAL OPPORTUNITIES MASTER FUND LP

By:    Avenue Global Opportunities GenPar Holdings Ltd
Its:    General Partner

By:    /s/ Sonia Gardner
Name:    Sonia Gardner
Title:    Director
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Third Amendment to Loan Documents

Annex I
[Annex I to Second Amendment to Loan Documents]

Annex II
[Annex II to Second Amendment to Loan Documents]